Exhibit 10.19
THIS WARRANT AND THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.
WARRANT TO PURCHASE STOCK
of
REPLY!, INC.
(void after December 31, 2010)
     Number of Shares Subject to Warrant.  FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, including without limitation, Section 10 hereof, the Holder (as defined below) is entitled to purchase from Reply!, Inc., a California corporation (the “Company”), at any time before 5:00 p.m. California time on December 31, 2010 (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below), the Warrant Stock (as defined below and subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 6 hereof.
     Definitions.  As used in this Warrant, the following terms shall have the definitions ascribed to them below:
                    (a)      “Change of Control” shall mean (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation); or (ii) a sale of all or substantially all of the assets of the Company, in either case, in which the stockholders of the Company immediately prior to the acquisition or sale, as the case may be, do not hold a majority of the outstanding shares of capital stock of the surviving corporation. Notwithstanding the foregoing, a transaction shall not be deemed a Change of Control if the sole purpose of the transaction is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction.
                    (b)      “Holder” shall mean Payam Zamani or its assigns.
                    (c)      “Securities” shall mean (i) the class or series of preferred stock of the Company issued in connection with a financing in which the Company raises a minimum of $1,000,000 or (ii) Common Stock of the Company.

               (d)     “Warrant Price” shall be equal to $.01 per share, subject to adjustment pursuant to Section 3 below.
               (e)     “Warrant Stock” shall mean the Securities purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant. The total number of Securities to be issued upon exercise of this Warrant, subject to adjustment as described in Section 3 below, shall be 30,000.
1.     Adjustments and Notices.  The Warrant Price shall be subject to adjustment from time to time in accordance with the following provisions:
               (a)     Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding shares of stock subject to this Warrant or shall issue a stock dividend with respect to the Securities, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Securities, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.
               (b)     Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the Warrant Stock or upon the payment of a dividend in securities or property other than the Warrant Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to the Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.
               (c)     No Impairment.  The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, Change of Control, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment.
               (d)     Notice.  Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Warrant Stock, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the

Warrant Price as adjusted and the increased or decreased number of shares of Warrant Stock, setting forth in reasonable detail the method of calculation of each. The Company also agrees to notify the Holder of this Warrant in writing of a proposed Change of Control or the initial public offering of the Company at least fifteen (15) days prior to the effective date thereof.
               (e)     Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares of Warrant Stock to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the Fair Market Value (as defined in Section 7 hereof) of a full share of the Warrant Stock.
     2.     No Stockholder Rights.  This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a stockholder of the Company.
     3.     Reservation of Stock.  The Company has reserved (or will reserve) from its authorized and unissued Securities a sufficient number of shares to provide for the issuance of the Warrant Stock upon the exercise or conversion of this Warrant and shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Warrant Stock. Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.
     4.     Exercise of Warrant.  This Warrant may be exercised in whole or part by the Holder, at any time after the date hereof and prior to the termination of this Warrant, as provided in Section 10 hereof, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.
     5.     Conversion.  In lieu of exercising this Warrant or any portion hereof, the Holder shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, respectively, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. The number of shares of Warrant Stock to be issued to the Holder upon such conversion shall be computed using the following formula:
X = (P)(Y)(A-B)/A

where X =	the number of shares of Warrant Stock to be issued to the Holder for the portion of the Warrant being converted.

	P =	the portion of the Warrant being converted expressed as a decimal fraction.

	Y =	the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

	A =	the Fair Market Value of one share of Warrant Stock which shall mean (i) the fair market value of the Company’s Common Stock issuable upon conversion of such share as of the last business day immediately prior to the date the notice of conversion is received by the Company, as determined in good faith by the Company’s Board of Directors, or (ii) if this Warrant is being converted in conjunction with the initial public offering of the Company, the price to the public per share pursuant to such offering.

	B =	the Warrant Price on the date of conversion.
Any portion of this Warrant that is converted shall be immediately canceled. This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion. If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.
     6.     Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that (i) the Holder shall have notified the Company of the proposed transfer or assignment and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, (ii) the Holder provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of any other applicable jurisdiction, and (iii) the transferee or assignee is not deemed to be a competitor of the Company, as determined in good faith by the Company’s Board of Directors.
     7.     Market Stand-Off Agreement.   The Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering (“IPO”) and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock of the Company (the “Common Stock”) or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 9 shall apply only to the Company’s IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Company’s IPO are intended third-party beneficiaries of this Section 9 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s IPO that are consistent with this Section 9 or that are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters, except in the case of legal separation, divorce or pursuant to the terms of a court order, shall apply to all Holders subject to such agreements pro rata based on the number of shares subject to such agreements, provided that, notwithstanding the foregoing, the Company and the underwriters may, in their sole discretion, waive or terminate these restrictions with respect to up to 1% of the Company’s outstanding Common Stock.
     8.     Termination.  This Warrant shall terminate on the first to occur of (i) 5:00 p.m. California time on the Termination Date, (ii) the consummation of a Change of Control; or (iii) the consummation of the initial public offering of the Common Stock of the Company.
     9.     Successors and Assigns.  Subject to the restrictions on transfer described in Section 8 above, and the termination provisions described in Section 10 above, the rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
     10.     Miscellaneous.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) 24 hours after confirmed facsimile transmission, (iii) one (1) business day after deposit with a recognized overnight courier, or (iv) three (3) business days after deposit with the U.S. Postal Service by first class certified or registered mail, postage prepaid, return receipt requested, addressed or sent (a) if to the Holder, at the address or facsimile number of the Holder last shown on the records of the Company for the Holder, or at such other address or number as the Holder shall have furnished to the Company in writing upon 10 days’ notice, or (b) at 1350 Treat Boulevard, Suite 350, Walnut Creek, CA, or at such other address or number as the Company shall have furnished to the Holder in writing upon 10 days’ notice.
     ISSUED: May 6, 2005

REPLY!, INC.
By:	/s/ Frank Siskowski
Frank Siskowski
Chief Financial Officer

Attachment 1
NOTICE OF EXERCISE
TO: REPLY!, INC.
     1.     The undersigned hereby elects to purchase ________________ shares of the Warrant Stock of Reply!, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.
     2.     Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)
By:
Title:

Attachment 2
INVESTMENT REPRESENTATION STATEMENT
Shares of Warrant Stock
(as defined in the attached Warrant) of
REPLY!, INC.
     In connection with the purchase of the Warrant Stock, the undersigned hereby represents to Reply!, Inc. (the “Company”) as follows:
               (a)     The Warrant Stock to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Investment Representation Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to the Securities.
               (b)     The undersigned understands that the Securities are not registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.
               (c)     The undersigned agrees that in no event will it make a disposition of the Securities unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and if requested by the Company, (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and the Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.
               (d)     The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Investment Representation Statement, is an “Accredited Investor” as that term is defined in Rule 501 of Regulation D promulgated under the Act or has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.
               (e)      The undersigned acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with a “market makers” (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.
     Dated: __________________

PAYAM ZAMANI (Typed or Printed Name)
By:	/s/ Payam Zamani
(Signature)

CEO (Title)

Attachment 3
NOTICE OF CONVERSION
TO: REPLY!, INC.
     1.     The undersigned hereby elects to acquire ______ shares of Warrant Stock of Reply!, Inc. pursuant to the terms of the attached Warrant, by conversion of ______ percent (___%) of the Warrant.
     2.     Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
Dated: __________________

PAYAM ZAMANI (Typed or Printed Name)
By:	/s/ Payam Zamani
(Signature)

CEO (Title)